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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 16, 1998


                                     0-27352
                            (Commission File Number)

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                                 HYBRIDON, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                                            3072298
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  (State of Incorporation)                               (IRS Employer
                                                      Identification Number)

               620 Memorial Drive, Cambridge, Massachusetts 02139
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              (Address of registrant's principal executive office)

                                 (617) 528-7000
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                         (Registrant's telephone number)

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

ITEM 5. Other Events


         On January 23, 1998, Hybridon, Inc. (the "Company") issued a press release announcing that the Company has satisfied the 20 Unit minimum offering threshold for the private placement, the commencement of which was previously announced by the Company. A copy of the release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits.

Exhibit Number                                     Title
--------------                                     -----

     99.1                           Press Release dated January 23, 1998

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 HYBRIDON, INC.

                                 By:   /s/ E. ANDREWS GRINSTEAD, III
                                       -----------------------------
                                       Name:   E. Andrews Grinstead, III
                                       Title:  Chairman of the Board,
                                               President and Chief
                                               Executive Officer

                                 Date: February 2, 1998